Exhibit 32

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                                     OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of National Investment Managers Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2006                  /s/ Steven Ross
                                        ---------------------------------------
                                        Steven Ross
                                        President and Chief Executive Officer


Dated: August 14, 2006                  /s/ Leonard Neuhaus
                                        ---------------------------------------
                                        Leonard Neuhaus
                                        Chief Operating and Financial Officer